UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2022 (May 12, 2022)
Date of Report (Date of earliest event reported)
_____________________________________________
TYLER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-10485	75-2303920
(State or other jurisdiction of incorporation organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5101 TENNYSON PARKWAY	PLANO	Texas	75024
(Address of principal executive offices)	(City)	(State)	(Zip code)

(972) 713-3700
(Registrant’s telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of each class	Trading symbol	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	TYL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On May 12, 2022, Tyler Technologies, Inc. held its annual meeting of stockholders. The results of the matters voted on at the meeting were as follows:
With respect to the election of directors, shares were voted as follows:

Nominee	Votes For	Votes Withheld	Broker Non-votes
Glenn A. Carter	31,368,372	3,862,726	2,519,744
Brenda A. Cline	34,195,367	1,035,731	2,519,744
Ronnie D. Hawkins Jr.	34,975,452	255,646	2,519,744
Mary L. Landrieu	34,343,755	887,343	2,519,744
John S. Marr Jr.	33,715,474	1,515,624	2,519,744
H. Lynn Moore Jr.	34,310,774	920,324	2,519,744
Daniel M. Pope	32,797,706	2,433,392	2,519,744
Dustin R. Womble	29,453,420	5,777,678	2,519,744
With respect to the amendment to our Restated Certificate of Incorporation for a stockholder majority vote requirement for mergers, share exchanges and certain other transactions, shares were voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
35,137,648	84,656	8,794	2,519,744
With respect to the amendment to our Restated Certificate of Incorporation to permit stockholders holding at least 20% of the voting power the right to require the company to call a special meeting of stockholders, shares were voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
35,118,356	99,253	13,489	2,519,744
With respect to the amendment to our Restated Certificate of Incorporation to provide stockholders holding at least 20% of outstanding shares with the right to request stockholder action by written consent, shares were voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
34,770,756	438,448	21,894	2,519,744
With respect to the approval of an advisory resolution on our executive compensation, shares were voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
33,196,637	2,004,144	30,317	2,519,744
With respect to the ratification of Ernst & Young LLP as our independent auditors for fiscal year 2022, shares were voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
33,184,125	4,552,250	14,467	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYLER TECHNOLOGIES, INC.

/s/ Brian K. Miller
May 12, 2022	By:	Brian K. Miller Executive Vice President and Chief Financial Officer (principal financial officer)